UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CME GROUP INC.	Shareholder Meeting to be held on 05/13/09
** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials	Proxy Materials Available • Notice and Proxy Statement • Annual Report on Form 10-K • CME Group 2008 Annual Review
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

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B1CME1	*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type: Annual
Meeting Date: Meeting Time: For holders as of:	05/13/09 4:00 P.M., Central Time 03/16/09
Meeting Location:
University of Chicago Gleacher Center 450 North Cityfront Plaza Drive Chicago, IL 60611

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How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy.” To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the materials. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

1. Election of Equity Directors
The Board of Directors recommends a vote “FOR” the listed nominees.

Eight will be elected to a three-year term to the Board of Directors

01)	Dennis H. Chookaszian	05) James E. Oliff
02)	Robert F. Corvino	06) John L. Pietrzak
03)	Larry G. Gerdes	07) Alex J. Pollock
04)	Daniel R. Glickman	08) William R. Shepard

Issues

The Board of Directors recommends a vote “FOR” the following proposals.

2. To approve the CME Group Inc. Amended and Restated Omnibus Stock Plan.

3. To approve the CME Group Inc. Amended and Restated 2005 Director Stock Plan.

4. To approve the CME Group Inc. Amended and Restated Annual Incentive Plan for Highly Compensated Executive Officers.

5. To ratify Ernst & Young LLP as our independent registered public accounting firm.

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Voting Instructions

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